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                                                                Exhibit 99.3

                          INVESTOR RIGHTS AGREEMENT
                          -------------------------

         THIS INVESTOR RIGHTS AGREEMENT is entered into as of the 6th day of October, 2004 (this "Agreement"), by and among (i) FALCON PRODUCTS, INC., a
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Delaware corporation (the "Company"), (ii) LEVINE LEICHTMAN CAPITAL PARTNERS
                           -------
III, L.P., a California limited partnership ("LLCP"), each of the other
                                              ----
Purchasers listed as Purchasers on the signature pages hereto, together with LLCP, the "Purchasers" and each, individually, a "Purchaser"), and (iii)
           ----------                             ---------
FRANKLIN A. JACOBS and the other Jacobs Stockholders listed on Exhibit A
                                                               ---------
hereto (collectively, the "Jacobs Stockholders").
                           -------------------

                               R E C I T A L S
                               - - - - - - - -

         A. The Company, LLCP and the other Purchasers are parties to that certain Loan and Securities Purchase Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Securities Purchase Agreement"), pursuant to which the Company will issue
 -----------------------------
to the Purchasers an aggregate of 500,000 shares of Common Stock of the Company, par value $0.02, as adjusted in accordance with the provisions hereof (the "Shares"), all on the terms and subject to the conditions set
             ------
forth in the Securities Purchase Agreement. Unless otherwise indicated, capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Securities Purchase Agreement.

         B. The execution of this Agreement by the Company and the Jacobs Stockholders is a condition precedent to the obligation of the Purchasers to consummate the transactions contemplated by the Securities Purchase Agreement.

         C. In addition, in consideration of the substantial direct and indirect benefits which the Company and the Jacobs Stockholders will realize from the consummation of the transactions contemplated by the Securities Purchase Agreement, the Company and the Jacobs Stockholders have agreed to grant to the Purchasers certain rights as set forth in this Agreement.

                              A G R E E M E N T
                              - - - - - - - - -

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. INVESTMENT MONITORING RIGHTS.
            ----------------------------

                  1.1. Agreement of Jacobs Stockholders to Vote. Each Jacobs
                       ----------------------------------------
Stockholder, as a holder of Capital Stock of the Company, hereby agrees on behalf of himself or herself and any transferee or assignee of any such Capital Stock, to hold such Capital Stock and any and all other voting securities or interests of the Company currently held or acquired by such Jacobs Stockholder on or after the date hereof (and any securities or interests of the Company issued with respect to, upon conversion of, or in exchange or substitution for such securities or interests) (the "Jacobs
                                                                    ------
Shares") subject to, and to vote the Jacobs Shares in accordance with, the
------
provisions of this Agreement.

                           (a) Election of LLCP Representative as Director.
                               -------------------------------------------
At any time after the date hereof, LLCP shall have the right, at its sole option, to require the Jacobs Stockholders to vote all of the Jacobs Shares then owned by them (or as to which they then have voting power) to duly elect or appoint an individual designated by LLCP (the "LLCP
                                                        ----
Representative") in an LLCP Representative Request (as such term is defined
--------------
below) furnished to the Jacobs Stockholders and the Company, as a member of the board of directors (the "Company Board") of the Company in accordance
                             -------------
with the following terms:

                                    (i) Within two (2) Business Days after
the Jacobs Stockholders' receipt of an LLCP Representative Request, the Company and the Jacobs Stockholders shall take or cause to be taken all such actions (including, without limitation, creating a vacancy or adding an additional seat on the Company Board) as may be necessary or advisable to cause the LLCP Representative to be elected or appointed as a member of the Company Board and to remain a duly elected or appointed member of the Company Board;

                                    (ii) Without limiting the foregoing, the
Company shall lend its public support to the election of the LLCP
Representative to the Company Board; and

                                    (iii) In connection with any such
election or appointment of the LLCP Representative as a member of the Company Board pursuant to this Section 1.1, each Jacobs Stockholder agrees
                               -----------
that such Jacobs Stockholder shall vote (or cause to be voted) all of the Jacobs Shares then owned beneficially and of record by such Jacobs Stockholder, directly or indirectly, so that the LLCP Representative shall be duly elected or appointed as a member of the Company Board.

         For purposes of this Agreement, the term "LLCP Representative
                                                   -------------------
Request" shall mean a written request delivered by or on behalf of LLCP to
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the Company notifying the Company of LLCP's election under this Section 1 to
                                                                ---------
have an LLCP Representative elected or appointed as a member of the Company Board, and naming the individual who has been so designated. The initial
LLCP Representative shall be Arthur Levine.

                           (b) Removal. The LLCP Representative may only be
                               -------
removed from the Company Board upon the affirmative vote or consent of LLCP. The LLCP Representative shall be removed if he or she is party to any legal proceeding which would require disclosure pursuant to Item 401(f) of Regulation S-K promulgated by the Securities and Exchange Commission.

                           (c) Vacancy. In the event of the death or
                               -------
resignation of the LLCP Representative at any time, or in the event the LLCP Representative shall not be elected as a member of the Company Board at any election for any reason, or if the LLCP Representative is removed from the Company Board in accordance with Section 1.1(b)
                                 --------------


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above, the Company and the Jacobs Stockholders shall, upon the written request of LLCP specifying a new LLCP designee, promptly (and in any event within two (2) Business Days of such request) take such steps as may be necessary or appropriate to cause another Person designated by LLCP to become the LLCP Representative sitting on the Company Board, including increasing the size of the Company Board and/or filling the resulting vacancy with an LLCP Representative. Such steps may include calling and holding, in accordance with the Company's Certificate of Incorporation and Bylaws and Applicable Laws, a special meeting of the Company Board or the stockholders of the Company or circulating a written consent for execution by members of the Company Board.

                           (d) Committees. To the extent that the Company
                               ----------
Board delegates any of its duties to an executive committee or other committee, the LLCP Representative shall, upon the written request of LLCP, be appointed to such committee; provided, however, that the LLCP
                                --------  -------
Representative shall not be appointed to a committee if such individual does not satisfy the independence or other requirements for membership on such committee (if any) pursuant to rules promulgated by the Securities and Exchange Commission or any national securities exchange, or Nasdaq, on which the Common Stock is listed.

                           (e) Voting Agreement. To the extent applicable,
                               ----------------
the agreements set forth in this Section 1.1 are intended to constitute
                                 -----------
enforceable voting agreements within the scope of Section 218 of the General Corporation Law of the State of Delaware.

                  1.2. Observation Rights. The Company shall invite two (2)
                       ------------------
representatives of LLCP plus one (1) advisor to attend in a non-voting observer capacity all meetings of the Company Board and the committees thereof, all meetings of the board of directors of the Company's subsidiaries and the committees thereof and at all meetings of the stockholders of the Company. Notice of such meetings shall be given to LLCP in the same manner and at the same time as to the Company Board, such subsidiary boards or the stockholders of the Company or such committees, as the case may be (which in any event shall not be less then forty-eight (48) hours prior to such meeting unless otherwise agreed to by LLCP in writing). LLCP shall be provided with copies of (i) all information (including a meeting agenda, if one is prepared) that is provided to the Company Board, subsidiary boards, stockholders of the Company or such committees, as the case may be, at the same time as such materials are provided to the Company Board or stockholders of the Company, or such committees or subsidiary boards, as the case may be, and (ii) copies of the minutes of all meetings of the Company Board, subsidiary boards or stockholders of the Company and such committees concurrently with the distribution of such minutes to one or more member of the Company Board, board of directors of the Company's subsidiaries or Stockholders of the Company or such committees, as the case may be, but in no event later than thirty (30) days after each such meeting. The parties hereto shall ensure that no board, committee or other governing body of the Company or any of its subsidiaries meets in any informal capacity where decisions are made without a representative of LLCP in attendance.


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                  1.3. Information Reporting Requirements. The Company shall
                       ----------------------------------
furnish to each of the Purchasers:

                           (a) As soon as available, and in no event later
than ninety (90) days after the end of each Fiscal Year, consolidated and consolidating balance sheets of the Company and its subsidiaries as of the end of such Fiscal Year, and related consolidated and consolidating statements of operations, shareholders' equity and cash flows of the Company and its subsidiaries for such Fiscal Year, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, and accompanied by
(i) a report and an opinion, prepared in accordance with generally accepted auditing standards, of independent certified public accountants of recognized national standing mutually acceptable to Purchasers and the Company (which opinion shall (A) provide that such consolidated financial statements present fairly, in all material respects, the financial position for the periods indicated in conformity with GAAP, and (B) not be qualified as to "going concern" or otherwise qualified or limited, in scope or in any other respect), and (ii) a schedule in a form acceptable to the Purchasers of the computations used by such accountants in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Section
10.20 of the Securities Purchase Agreement;

                           (b) Not later than twenty (20) days after the
last day of each calendar month, a monthly financial package for such month, all in reasonable detail and prepared in accordance with GAAP, consisting of at least the following:

                                    (i) an income statement for such month
         on a Consolidated and Consolidating Basis and by division, with comparative information from the same month during the immediately preceding Fiscal Year;

                                    (ii) a year-to-date income statement for
         such month on a Consolidated and Consolidating Basis and by division, with comparative information from the same year-to-date month during the immediately preceding Fiscal Year;

                                    (iii) a cash flow statement for such
         month, with comparative information from the same month during the immediately preceding Fiscal Year;

                                    (iv) a year-to-date cash flow statement
         for such month, with comparative information from the same year-to-date period during the immediately preceding Fiscal Year;

                                    (v) a balance sheet as at the end of
         such month on a Consolidated and Consolidating Basis, with comparative information from the same month during the immediately preceding Fiscal Year;


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                                    (vi) a schedule in a form acceptable to
         the Purchasers of the computations used by the Company in determining compliance with the covenants contained in Section
         10.20 of the Securities Purchase Agreement; and

                                    (vii) any additional financial
         information so that the Purchasers may calculate compliance with the covenants contained in Section 10.20 of the Securities Purchase Agreement.

                           (c) As soon as available after the issuance of
any reports issued by any Governmental Authority with respect to the compliance or non-compliance of the Company or any of its subsidiaries with Applicable Laws, a copy (or copies) of such report(s) (or written summaries of any substantially similar oral reports(s));

                           (d) At least thirty (30) days prior to the
beginning of each Fiscal Year, a copy of the internal financial projections of the Company and its subsidiaries for such Fiscal Year, prepared on a monthly basis and in reasonable detail, which shall include the following:
(i) a balance sheet, income statement and cash flow statement for each month of such Fiscal Year; (ii) a capital expenditures budget, including, without limitation, internal rate of return analysis and "payback" analysis; (iii) an explanation in reasonable detail of all material changes proposed for the business and its personnel and facilities; (iv) an explanation in reasonable detail of all material assumptions underlying such financial projections, which assumptions shall be believed by the Company to be reasonable; (v) a description of the opportunities to be pursued during such Fiscal Year; and
(vi) a description of any incentive compensation expected to be paid to the senior management of the Company;

                           (e) Simultaneously with the delivery of (i) the
financial statements required to be delivered to the Purchasers under clause
(a) of this Section 1.3 and (ii) the financial statements required to be
            -----------
delivered to the Purchasers under clause (b) of this Section 1.3 with
                                                     -----------
respect to each month, a compliance certificate, in substantially the form attached to the Securities Purchase Agreement, signed on behalf of the Company by the Company's President and Chief Executive Officer and its Chief Financial Officer, certifying that each of them has reviewed this Agreement and the other Investment Documents and the financial statements (including the financial condition and results of operations) of the Company and its subsidiaries for purposes of delivering such Compliance Certificate and further certifying as to the matters set forth in such Compliance Certificate;

                           (f) Promptly after submission to any Governmental
Authority, all documents and information furnished to such Governmental Authority in connection with any investigation of the Company or any of its subsidiaries;

                           (g) As soon as possible (and in any event within
three (3) Business Days) after the Company obtains knowledge thereof, written notice of (i) the occurrence of any event, act, development or condition which constitutes a Default or Event of Default or any "default" or "event of default" under the terms of any Other Debt


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Documents; (ii) the commencement of any litigation against the Company or any of its subsidiaries or any investigation or other proceeding of any Governmental Authority against the Company or any of its subsidiaries; (iii) receipt of any notice of default or termination under or related to any Material Contract; or (iv) any other event or development which would reasonably be expected to have a Material Adverse Effect. Each such notice shall specify in reasonable detail the nature of the event, act, condition, Default, Event of Default, default, event of default, litigation or investigation or other proceeding and what action the Company, its subsidiaries or any other Person is taking or proposes to take to cure the same;

                           (h) As soon as available and in any event within
thirty (30) calendar days after the end of each Fiscal Year, a report summarizing the insurance coverage specifying type, amount and carrier) in effect for the Company and each of its subsidiaries and containing such additional information as the Purchasers may reasonably specify;

                           (i) Promptly: (i) upon receipt thereof, copies of
all reports submitted to the Company or any of its subsidiaries by their independent certified public accountants in connection with each annual, interim or special audit examination of the Company and its subsidiaries made by such accountants, including the "management letter" submitted by such accountants to the Company or any of its subsidiaries in connection with their annual audit, and (ii) upon delivery to the Bank Agent under the Bank Credit Agreement (and in any event within three (3) Business Days), copies of all notices, reports, compliance certificates and financial information delivered to the Bank Agent by, or on behalf of, the Company or any of its subsidiaries;

                           (j) Promptly upon request, such other notices and
other information (whether or not in the possession of third parties) concerning the business, operations, condition (financial or otherwise), affairs or prospects of the Company or any of its subsidiaries as the Purchasers may from time to time request, including, without limitation, written notices of any issuances or sales of Capital Stock of the Company;

                           (k) Prior to release, copies of all press
releases that mention the Purchasers and, concurrent with release, copies of all other press releases;

                           (l) Promptly after the Company has knowledge or
becomes aware thereof, written notice of the occurrence of any of the following events with respect to the property or assets of the Company or any of its subsidiaries aggregating $100,000 or more: (i) any loss, destruction or damage, of such asset; (ii) any pending or threatened institution of any proceedings for the condemnation or seizure of such asset or of any right of eminent domain; or (iii) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such asset, or confiscation of such asset or requisition of the use of such asset;

                           (m) Prompt written notice of all actions, suits
and proceedings before any Governmental Authority or arbitrator pending, or to the best of the Company's

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knowledge, threatened against or affecting the Company or any of its subsidiaries which (A) if adversely determined would involve an aggregate liability of $50,000 (or its equivalent in another currency) or more, or (B) otherwise would reasonably be expected to have a Material Adverse Effect;

                           (n) Within ten (10) days of the date thereof,
written notice of any material change in accounting policies or financial reporting practices by the Company or any of its subsidiaries;

                           (o) Promptly after the Company becomes aware
thereof, written notice of any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other material labor disruption against or involving the Company or any of its subsidiaries; and

                           (p) Prompt written notice of any other condition
or event which has resulted, or that would reasonably be expected to result, in a Material Adverse Effect.

                  This Section 1.3 shall survive so long as any Purchaser
                       -----------
holds any Shares or Notes.

                  1.4. Monthly Operating Meetings. In each calendar month
                       --------------------------
after the date hereof, representatives of LLCP and of the Company shall meet to review the financial condition of the Company and its Subsidiaries as reflected in the information furnished pursuant to Section 1.3. Each meeting
                                                   -----------
shall at all times be comprised of (i) at least three (3) members of senior management of the Company, who initially shall be Frank Jacobs, Stewart Long, and Steve Cohen, (ii) the financial consultant retained in accordance with Section 9.10 of the Securities Purchase Agreement and (iii) two (2) individuals designated by LLCP (who shall be representatives of Levine Leichtman Capital Partners, Inc. ("LLCP Inc."), an affiliate of LLCP). The
                                   ---------
financial officers and other members of senior management of the Company shall be available at each meeting to review financial information and discuss other matters. LLCP and the Company shall mutually agree in each calendar month on the date and time for the meeting to be held in the immediately succeeding calendar month (provided that the failure to agree on
                                       --------
such date and time in any month shall not be construed as an agreement not to hold a meeting in the immediately succeeding month). Meetings may be conducted by telephone so long as each of the persons attending can hear each of the other persons attending the meeting. The Company's financial officers shall prepare a financial package for delivery to LLCP at least forty-eight hours (48) hours prior to each regularly scheduled monthly meeting. The financial package shall include, among other things, (i) each statement, schedule, analysis or other information set forth in Section 1.3
                                                                -----------
that can be prepared from available information or otherwise reported but has not yet been delivered to LLCP and (ii) such other information regarding the Company and its subsidiaries as LLCP may from time to time request.

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         2. INDEMNIFICATION AND INSURANCE.
            -----------------------------

                  2.1. The Company shall, to the maximum extent permitted by law, indemnify, defend and hold harmless the LLCP Representative and the employees, partners (general or limited), principals, agents, attorneys, accountants, members, representatives and other affiliates of LLCP (including, without limitation, LLCP, Inc.) (collectively, the "LLCP
                                                                ----
Parties" and, individually, an "LLCP Party"), from and against all costs,
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expenses, liabilities, claims, judgments, damages and losses, including, without limitation, all reasonable attorneys' fees and expenses and the related cost of any investigation and preparation, incurred in connection with any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (collectively, "Liabilities
                                                                 -----------
and Costs"), arising out of or in any way related to the fact that any LLCP
---------
Party is or was a shareholder, director, officer, employee or other agent of the Company or any subsidiary of the Company, is or was serving as an observer of the Company Board or the Company's operating committee, and, in connection with any LLCP Party serving as such shareholder, director, officer, employee or other agent, provided that such LLCP Party acted in
                                  --------
good faith and in accordance with Delaware law and New York law, as applicable.

                  2.2. Upon request by any LLCP Party, the Company shall advance (within two (2) Business Days of such request) any and all expenses, including, without limitation, any and all reasonable attorneys' fees and the cost of any investigation and preparation incurred in connection with any matter for which such LLCP Party is or may be entitled to indemnification hereunder, provided that such LLCP Party shall repay all such advances if such LLCP Party is ultimately determined by a court of competent jurisdiction not to be entitled to indemnification hereunder with respect to such matter. The Company shall also indemnify each LLCP Party from and against any and all Liabilities and Costs incurred in connection with any claim or action brought to enforce such LLCP Party's rights under this Section 2, or under Applicable Law or the Organizational Documents of
     ---------
the Company now or hereafter in effect relating to indemnification, or for recovery under directors' and officers' liability insurance policies maintained by the Company, regardless of whether such LLCP Party is ultimately determined to be entitled to such indemnification or insurance recovery, as the case may be. If, for any reason, the foregoing indemnification is not available or is not sufficient to indemnify and hold the LLCP Parties harmless from all such Liabilities and Costs, then the Company shall contribute to the amount of all such Liabilities and Costs paid or payable by any LLCP Party in such proportion as is appropriate to reflect not only the relative benefits received by the Company, on the one hand, and such LLCP Party, on the other hand, but also the relative fault of each, as well as any other equitable considerations. The reimbursement, indemnity and contribution obligations of the Company shall be in addition to any liability that the Company may otherwise have at law or under any other agreement, including, without limitation, the Securities Purchase Agreement, and such obligations shall extend, upon the same terms, to all LLCP Parties. This Section 2 shall survive indefinitely the termination of
                   ---------
this Agreement.

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                  2.3. At any time that an LLCP Representative has the right to serve, or is serving, on the Company Board and continuing for as long as any claim may be made against the LLCP Representative during any applicable statute of limitations periods, the Company shall have in place and shall maintain in full force and effect one or more insurance policies covering directors and officers liability and employment practice liability providing for at least $10,000,000 in aggregate insurance coverage for director liability, including coverage for claims under federal and state securities laws.

         3. CO-SALE AGREEMENT.
            -----------------

                  3.1. If one or more Jacobs Stockholders or any of their Affiliates proposes to sell or transfer any of the Capital Stock of the Company owned or held, directly or indirectly, by it or them ("Co-Sale
                                                               -------
Shares") in any transaction (or series of related transactions) that does
------
not constitute a Permitted Transfer (as such term is defined below), such Jacobs Stockholder shall promptly notify the Company and the Purchasers in writing (the "Co-Sale Notice") at least twenty (20) days prior to the
              --------------
closing of such proposed sale or transfer. The Co-Sale Notice shall describe in reasonable detail the proposed sale or transfer, including, without limitation, the number or percentage interest, as the case may be, of Co-Sale Shares proposed to be sold or transferred, the nature of such sale or transfer, the consideration to be paid and the name and address of each prospective purchaser or transferee. For purposes of this Agreement, the term "Permitted Transfer" shall mean a transfer or series of transfers by
      ------------------
the Jacobs Stockholders or any of their Affiliates of a direct or indirect interest in Capital Stock of the Company for estate or tax planning purposes (including transfers to trusts for the benefit of family members of such Jacobs Stockholders), so long as such transfer is to a Person that is and remains at all times controlled by the transferring Jacobs Stockholder or Affiliate or is the spouse or a direct descendent of a Jacobs Stockholder, and, in each case, such Person, spouse or descendent becomes a party to this Agreement at the time of such transfer as a Jacobs Stockholder.

                  3.2. The Purchasers shall have the right, exercisable upon written notice to the Jacobs Stockholder(s) within twenty (20) days after receipt of the Co-Sale Notice, to participate in such sale or transfer on the same terms and conditions as specified in the Co-Sale Notice, as such terms and conditions are modified by this Section 3, up to the amount
                                          ---------
described in Section 3.4. To the extent that any of the Purchasers exercises
             -----------
such right of participation in accordance with the terms and conditions set forth in this Section 3, the number of Co-Sale Shares that the Jacobs
              ---------
Stockholders may sell or transfer in the transaction(s) shall be correspondingly reduced.

                  3.3. If there shall be a decrease in the price to be paid by the proposed purchaser or transferee for the Co-Sale Shares to be purchased from the price set forth in the Co-Sale Notice, which decrease is acceptable to the Jacobs Stockholder(s), or any other change in the terms or conditions set forth in the Co-Sale Notice which are less favorable to the Jacobs Stockholders but which are acceptable to the Jacobs Stockholders, the Jacobs Stockholders shall immediately notify the Purchasers in writing of such decrease or other change, and the Purchasers shall have ten (10) days from the date of

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receipt of such written notice to modify the number of shares of Capital
Stock of the Company that it will sell to the purchaser or transferee, as previously indicated in the written notice delivered by the Purchasers pursuant to Section 3.2.
            -----------

                  3.4. In connection with such sale or transfer, the Purchasers may sell or transfer all or any of the Shares up to the aggregate number equal to the product of (a) the number of Co-Sale Shares covered by the Co-Sale Notice, multiplied by (b) a fraction, the numerator of which is
                    -------------
equal to the number of Shares collectively owned by all of the Purchasers at the time of the sale or transfer, and the denominator of which is such number of Shares plus the number of shares of Common Stock held by the Jacobs Stockholder(s) selling Co-Sale Shares covered by the Co-Sale Notice. Each Purchaser shall have the right but not the obligation to sell the entire aggregate number of Shares calculated in the foregoing sentence; provided, however, that if more than one Purchaser elects to sell its
--------  -------
Shares, each such Purchaser shall be allotted the right to sell up to its pro-rata portion of such aggregate number of Shares based on the ratio of the number of Shares owned by such Purchaser to the total number of Shares owned by all Purchasers making such election; provided further, however,
                                              -------- -------  -------
that if any Purchaser elects to sell less than such pro rata portion, the remaining Purchasers electing to sell all of their Shares may sell additional Shares in excess of their pro rata portions in an aggregate amount equal to such shortfall, with such additional Shares to be allocated among such remaining Purchasers on a pro rata basis based on the ratio of the number of Shares owned by each such remaining Purchaser to the total number of Shares owned by all such remaining Purchasers. In no event shall any Purchaser be required to make any representation or warranty in connection with the sale to any prospective purchaser or transferee other than as to the organization and authority of such Purchaser and title to the Shares to be sold by such Purchaser.

                  3.5. Each Purchaser shall effect its participation in the proposed sale or transfer by promptly delivering to the Jacobs Stockholder(s) for transfer to the prospective purchaser or transferee the stock certificates that represent the Shares which such Purchaser has elected to sell. The Company agrees to make any such exchange of Shares concurrent with the actual transfer of Shares to the purchaser or transferee.

                  3.6. The Shares that a Purchaser delivers to the Jacobs Stockholder(s) pursuant to this Section 3 shall be transferred to the
                                ---------
prospective purchaser or transferee in connection with the consummation of the sale of the equity securities of the Company pursuant to the terms and conditions specified in the Co-Sale Notice, and the Jacobs Stockholders shall concurrently therewith pay or arrange for the payment to such Purchaser by wire transfer in immediately available funds of that portion of the sale proceeds to which such Purchaser is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or transferee prohibits such assignment or otherwise refuses to purchase Shares from such Purchaser, the Jacobs Stockholders(s) shall not sell to such prospective purchaser or transferee any Co-Sale Shares unless and until, simultaneously with such sale, the Jacobs Stockholders(s) shall purchase such Shares from such Purchaser on terms and conditions equivalent to those under which the Jacobs Stockholders(s) sold his, her or its shares. Subject to the foregoing sentence, if the

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Jacobs Stockholder(s) do not complete the proposed sale or transfer for any reason, the Jacobs Stockholder(s) shall immediately, but in no event in more than two (2) days, return to each Purchaser all documents which such Purchaser delivered to the Jacobs Stockholder(s) pursuant to this Section 3
                                                                  ---------
or otherwise in connection with such sale or other transfer.

                  3.7. The exercise or non-exercise of the rights of a Purchaser hereunder to participate in one or more sales of Co-Sale Shares by the Jacobs Stockholder(s) shall not adversely affect its rights to participate in subsequent sales of Co-Sale Shares by the Jacobs
Stockholder(s).

                  3.8. Prohibited Transfers.
                       --------------------

                           (a) In the event of any purported or actual sale
or transfer (including, without limitation, the entering into of any agreement, arrangement or understanding to sell) of Co-Sale Shares by any Jacobs Stockholder in contravention of the co-sale rights of the Purchasers hereunder (a "Prohibited Transfer"), the Purchasers shall have, in addition
              -------------------
to all other rights, powers or remedies available at law, in equity, under this Agreement or any other Investment Document or under Applicable Law, the right to exercise the Prohibited Transfer Put (as such term is defined below), and such Jacobs Stockholder agrees that he shall be bound by the applicable provisions hereof, to purchase from each Purchaser that number of Shares that such Purchaser would have been entitled to sell under Section
                                                                  -------
3.4, had the Prohibited Transfer been effected in accordance and in
---
compliance with the terms of Section 3.1 through Section 3.7.
                             -----------         -----------

                           (b) In the event of any Prohibited Transfer by a
Jacobs Stockholder:

                                    (i) The Company shall, upon the request
of a Purchaser, instruct its transfer agent not to enter such Prohibited Transfer on its ownership ledger or other similar records; and

                                    (ii) Each Purchaser may exercise a right
(the "Prohibited Transfer Put") to require such Jacobs Stockholder to
      -----------------------
purchase the Shares that such Purchaser would have been entitled to sell to the purchaser under this Section 3 had the Prohibited Transfer been effected
                         ---------
pursuant to and in compliance with the terms hereof. The Prohibited Transfer Put shall expire ninety (90) days after such Purchaser becomes aware of the Prohibited Transfer; provided, however, that if the Prohibited Transfer Put
                     --------  -------
has been exercised by such Purchaser it shall not expire until after payment has been made in full as required hereunder. If such Purchaser exercises the Prohibited Transfer Put, the sale thereunder shall be made on the following terms and conditions:

                                            (A) The price at which such
Shares are to be sold to such Jacobs Stockholder shall be equal to the price that a Purchaser would have received for such Shares if the Prohibited Transfer had been conducted pursuant to this Section 3. Such Jacobs
                                             ---------
Stockholder shall also reimburse such Purchaser for any and all

11-

fees and expenses, including attorneys, accountants and other expenses, incurred pursuant to the exercise or attempted exercise of such Purchaser's rights under Section 3;
             ---------

                                            (B) Such Jacobs Stockholder
shall, within one (1) day after receipt of notice from such Purchaser of its intent to exercise the Prohibited Transfer Put, pay to such Purchaser the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Section 3.8(b)(ii)(A), by wire transfer in
                          ---------------------
immediately available funds; and

                                            (C) If the Prohibited Transfer
Put covers less than all of the Shares held by a Purchaser, within five (5) days after such Purchaser exercises the Prohibited Transfer Put, the Company shall exchange such Purchaser's Shares for two certificates of like tenor representing in total the Shares and deliver the certificate representing the Shares sold pursuant to the Prohibited Transfer Put to such Jacobs Stockholder and deliver the other certificates for the remaining Shares to such Purchaser.

                                            (D) Notwithstanding the
foregoing, the Company agrees that it will not effect a Prohibited Transfer nor will it treat any alleged transferee as the holder of such Co-Sale Shares until the earlier of (i) the exercise of, and payment in full with respect to, the Prohibited Transfer Put and (ii) the expiration of the Prohibited Transfer Put, or until the Company obtains the prior written consent of a Majority in Interest of the Purchasers.

         4. TRANSFER RESTRICTIONS. Each Jacobs Stockholder hereby covenants
            ---------------------
and agrees that such Jacobs Stockholder will not sell, transfer or otherwise dispose of, in any transaction, any Capital Stock of the Company beneficially owned or held by such Jacobs Stockholder until the Lenders' Equity has been issued to the Purchasers in accordance with the Securities Purchase Agreement. The Company agrees that it will not effect any transfer by the Jacobs Stockholders prohibited by this Section 4, nor will it treat
                                              ---------
any alleged transferee as the holder of such shares of Capital Stock.

         5. REGISTRATION OF LENDERS' EQUITY. Prior to delivery of the
            -------------------------------
Lenders' Equity to the Purchasers pursuant to the Securities Purchase Agreement, the Company shall cause the Lenders' Equity to be registered for resale by the Purchasers with the Securities and Exchange Commission (the "Commission") on Form S-3 (the "Registration Statement") and shall cause the
 ----------                     ----------------------
Registration Statement to remain continuously effective in compliance with the provisions of the Securities Act of 1933, as amended (the "Securities
                                                               ----------
Act") until such time as the number of shares of Registered Common Stock (as
---
defined below) held beneficially by Lenders is less than one percent (1%) of the number of shares of Common Stock, par value $0.02 per share ("Common
                                                                  ------
Stock"), of the Company which are issued and outstanding, calculated as of
-----
the date hereof; provided, that in any event such period shall be at least
                 --------
one (1) year following the issuance of the Lenders' Equity. For purposes of this Agreement, "Registered Common Stock" means the shares of Common Stock
                 -----------------------
comprising the Lenders' Equity.

12-

                  (a) Copies. The Company shall, prior to filing a
                      ------
Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the Purchasers and their legal counsel, copies of the Registration Statement as proposed to be filed, including all exhibits thereto and documents incorporated by reference therein, each amendment and supplement to such Registration Statement, the prospectus included in the Registration Statement and such other documents as LLCP or legal counsel may reasonably request. The Purchasers shall have consented to the Registration Statement prior to its filing with the Commission.

                  (b) Amendments and Supplements. The Company shall prepare
                      --------------------------
and file with the Commission the amendments, including post effective amendments, and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and in compliance with the provisions of the Securities Act until the number of shares of Registered Common Stock held beneficially by the Lenders is less than 1% of the then issued and outstanding shares of Common Stock; provided that in no event shall such period be less than one
              --------
(1) year following the issuance of the Lenders' Equity.

                  (c) Notification. After the filing of the Registration
                      ------------
Statement, the Company shall promptly, and in no event more than two (2) Business Days, notify the Purchasers and confirm such notice in writing: (i) when the Registration Statement has been filed or amended or supplemented and becomes effective, (ii) when any post effective amendment to the Registration Statement becomes effective, (iii) of any stop order issued or threatened by the Commission (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered) and (iv) of any request by the Commission for any amendment or supplement to the Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by the Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company shall promptly make available to the holders of the Registered Common Stock (the "Holders") any such supplement or amendment; except that before filing with
 -------
the Commission any amendment or supplement to the Registration Statement or prospectus, including documents incorporated by reference, the Company shall furnish to the Holders and to the legal counsel for the Holders, copies of all such documents proposed to be filed sufficiently in advance of filing (and in no event less than three (3) Business Days prior to filing) to provide the Holders and their respective legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file the Registration Statement or prospectus or amendment or supplement thereto, including documents incorporated by reference, to which the Holders or their legal counsel shall reasonably object.

                  (d) State Securities Laws Compliance. The Company shall
                      --------------------------------
use its best efforts to (i) register or qualify the Registered Common Stock under such securities or

13-

"blue sky" laws of such jurisdictions in the United States as the Holders (in light of their intended plan of distribution) may request and (ii) cause the Lenders' Equity to be registered with or approved by such other Governmental Authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders to consummate the disposition of such Holders' Registered Common Stock in such jurisdictions; provided, however, that the Company shall not be required to qualify
--------  -------
generally to do business in any jurisdiction where it would not otherwise be required to qualify or subject itself to taxation in any such jurisdiction, but for this Section 5(d).
             ------------

                  (e) Agreements for Disposition. The Company shall enter
                      --------------------------
into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registered Common Stock by the Holders. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any underwriters shall also be made to and for the benefit of the Holders. No Holder shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such Holder's organization, good standing, authority, title to the Holder's Registered Common Stock, lack of conflict of such sale with such Holder's material agreements and organizational documents, and with respect to written information relating to such Holder that such Holder has furnished in writing expressly for inclusion in the Registration Statement, amendment or supplement thereto.

                  (f) Cooperation. The Chairman and Chief Executive Officer
                      -----------
of the Company, the Chief Financial Officer of the Company, any vice president of the Company and any other members of the management of the Company shall cooperate fully in the offering of the Registered Common Stock, which cooperation shall include, without limitation, the preparation of the Registration Statement and all other offering materials and related documents, and participation in meetings with underwriters, attorneys, accountants and potential investors.

                  (g) Records. The Company shall make available for
                      -------
inspection by the Holders, any underwriter participating in any disposition pursuant to the Registration Statement and any attorney, accountant or other professional retained by any Holder or any underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any of them in connection with the Registration Statement.

                  (h) Opinions and Comfort Letters. The Company shall
                      ----------------------------
furnish to each Holder a signed counterpart, addressed to such Holder, of
(i) any opinion of counsel to the Company delivered to any underwriter and
(ii) any comfort letter from the Company's independent public accountants delivered to any underwriter. In the event no legal opinion is delivered to any underwriter, the Company shall furnish to each Holder,

14-

at any time that such Holder elects to use a prospectus, an opinion of counsel to the Company to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

                  (i) Earnings Statement. The Company shall comply with all
                      ------------------
applicable rules and regulations of the Commission and the Securities Act, and make available to its shareholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, beginning within three
(3) months after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

                  (j) Listing. The Company shall use commercially reasonable
                      -------
efforts to cause all of the Registered Common Stock to be listed on such national securities exchange or otherwise be designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, then on the New York Stock Exchange, the Nasdaq National Market, or in any other manner available to the Company which is reasonably satisfactory to a Majority in Interest of the Holders of the Registered Common Stock.

                  (k) Obligation to Suspend Distribution. Upon receipt of
                      ----------------------------------
any notice from the Company of the happening of any event of the kind described in Section 5(c)(iii), each Holder shall immediately discontinue
             -----------------
disposition of Registered Common Stock pursuant to the Registration Statement until such Holder receives the supplemented or amended prospectus contemplated by Section 5(c), and, if so directed by the Company, each such
                ------------
Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the most recent prospectus covering the Registered Common Stock at the time of receipt of such notice.

                  (l) Registration Expenses. The Company shall bear all
                      ---------------------
costs and expenses incurred in connection with the Registration Statement and all expenses incurred in performing or complying with its other obligations under this Section 5, whether or not the Registration Statement
                       ---------
becomes effective, including, without limitation, (i) all registration and filing fees; (ii) fees and expenses of compliance with state securities or "blue sky" laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registered Common Stock); (iii) printing expenses; (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registered Common Stock as required by Section 5(j); (vi) National
                                       ------------
Association of Securities Dealers, Inc. fees, if any; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 5(h)); (viii) the fees and
                                      ------------
expenses of any special experts retained by the Company in connection with the Registration Statement; (ix) the purchase of selling stockholder errors and omissions insurance for the benefit of the Holders, and (x) all fees and expenses incurred by the Holders in connection with their participation in the

15-

Registration Statement, including, without limitation, the fees and expenses of the Holders' legal counsel, accountants and other experts, each of which shall be selected by a Majority in Interest of the Holders. The Company shall have no obligation to pay any underwriting fees, discounts or selling commissions attributable to the Registered Common Stock being sold by the Holders, which expenses shall be borne by the Holders.

                  (m) Information. The Holders shall provide such
                      -----------
information as may be reasonably requested by the Company in connection with the preparation of the Registration Statement, including amendments and supplements thereto, in order to effect the registration of the Registered Common Stock under the Securities Act.

                  (n) Indemnification and Contribution.
                      --------------------------------

                           (i) Indemnification by the Company. The Company
                               ------------------------------
agrees to indemnify and hold harmless the Holders, and each of their respective officers, employees, Affiliates (including, without limitation, Levine Leichtman Capital Partners, Inc.), directors, partners, members, attorneys and agents, and each Person, if any, who controls any of the foregoing and each other holder of Registered Common Stock (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (each, an
                                       ------------
"Indemnitee"), from and against any expenses, losses, judgments, claims,
 ----------
damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with the Registration Statement, preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement; and the Company shall promptly, but in no event more than five (5) Business Days after request for payment, pay directly or reimburse each Indemnitee for any legal and any other expenses reasonably incurred by such Indemnitee in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that the Company will not be
                             --------  -------
liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in the Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling Holder and stated to be specifically for use therein. The Company shall not refuse to enter into an underwriting agreement with any underwriter of the Registered Common Stock on the basis that the indemnity provisions therein are unacceptable as long as the terms of such indemnity provisions are, on the whole, reasonably typical for the type of underwriting contemplated.

16-

                           (ii) Indemnification by Holders. Each selling
                                --------------------------
Holder will indemnify and hold harmless (severally and not jointly) the Company, each of its directors, officers, employees, attorneys and agents and each underwriter (if any), and each other Person, if any, who controls the Company or such underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling Holder and stated to be specifically for use therein, and shall, within five (5) Business Days after a request therefor, reimburse the Company, its directors, officers, employees, attorneys and agents, and each such controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Notwithstanding anything to the contrary, in no event shall any Holder be liable or responsible for any amount in excess of the net proceeds actually received by such Holder from the sale of Registered Common Stock.

                           (iii) Conduct of Indemnification Proceedings.
                                 --------------------------------------
Promptly after receipt by any Person of any written notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 5(n)(i) or (ii), such Person (the "Indemnified
                      ---------------    ----                    -----------
Party") shall, if a claim in respect thereof is to be made against any other
-----
Person for indemnification hereunder, notify such other Person (the "Indemnifying Party") in writing of the loss, claim, judgment, damage,
 ------------------
liability or action; provided, however, that the failure by the Indemnified
                     --------  -------
Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any
                                              --------  -------
action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based

17-

upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld), consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

                           (iv) Contribution. If the indemnification
                                ------------
provided for in the foregoing Sections 5(n)(i), (ii) and (iii) is
                              ----------------  ----     -----
unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The parties agree that it would not be just and equitable if contribution pursuant to this Section 5(n)(iv) were determined by pro rata allocation or
                 ----------------
by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding anything to the contrary, in no event shall any Holder be required to contribute any amount in excess of the net proceeds actually received by such Holder after Taxes from the sale of Registered Common Stock which gave rise to such contribution obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (o) Underwriting and Distribution.
                      -----------------------------

                           (i) Rule 144. The Company covenants that it shall
                               --------
file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the Holders may reasonably request, all to the extent required from time to time to enable such Holders to sell Registered Common Stock without

18-

registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rules may be amended from time to time, or any similar Rule or regulation hereafter adopted by the Commission.

                           (ii) Restrictions on Sale by the Company and
                                ---------------------------------------
Others. The Company agrees that (a) it will not effect any sale or
------
distribution of any securities similar to the Registered Common Stock, or any securities convertible into or exchangeable or exercisable for such securities (collectively, "Subject Securities"), during the seven (7) days
                           ------------------
prior to, and during the one hundred eighty (180) day period commencing on, the effective date of the Registration Statement or any amendment to the Registration Statement or the date on which any supplement to the prospectus is filed by the Company with the Commission at the request of Holders in connection with an underwritten offering of Registered Securities (except as part of such underwritten offering); and (b) any agreement entered into after the date hereof pursuant to which the Company issues or agrees to issue any privately placed Subject Securities shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any such securities during the periods described in (a) above, in each case including a sale pursuant to Rule 144 under the Securities Act (except as part of any such offering, if permitted); provided, however, that the provisions of this Section 5(o)(ii) shall not
--------  -------                              ----------------
prevent the conversion or exchange of any securities pursuant to their terms into or for other securities and shall not prevent the issuance of securities by the Company under any employee benefit, stock option or stock subscription plans or upon exercise of the warrant dated June 15, 2004 granted by the Company to OCM Principal Opportunities Fund II, L.P. to purchase shares of common stock of the Company.

                  (p) Lockup Provision. So long as the Company is bound by
                      ----------------
the terms of the Registration Rights Agreement dated as of June 15, 2004 between the Company and OCM Principal Partners II, L.P. (the "OCM
                                                              ---
Registration Rights Agreement"), no Holder shall, directly or indirectly,
-----------------------------
offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer any shares of Registered Common Stock during the seven (7) days prior to or the one hundred eighty
(180) day period beginning on the effective date of any underwritten demand or piggyback registration (except, in each case, as part of such underwritten registration) filed by the Company pursuant to the OCM Registration Rights Agreement, as in effect on the date hereof.

                  (q) Other Registration Rights.
                      -------------------------

                           (i) Except for the rights held by OCM Principal
Opportunities Fund II, L.P., the Company hereby represents and warrants to the Purchasers that (i) no Person has any right to require the Company to register any shares of the Capital Stock of the Company for sale or to include any shares of the Capital Stock of the Company in any registration filed by the Company for the sale of shares of Capital Stock for its own account or for the account of any other Person and (ii) no Person has the right to require the Company to register the sale of any shares of the Company's capital stock in the Registration Statement.

19-

                           (ii) From and after the date of this Agreement,
the Company shall not, without the prior written consent of the Majority in Interest of the Holders of the shares of Registered Common Stock, (i) enter into any agreement granting any demand registration right (i.e., the right
                                                           ----
to require the Company to register the sale of any shares of the Company's capital stock), (ii) enter into any agreement granting any piggy-back registration right (i.e., the right to require the Company to register the
                    ----
sale of any shares of the Company's capital stock in a registration statement filed by the Company for the sale of shares of capital stock for its own account or for the account of any other Person) which does not contain the provisions required by Section 5(o)(ii)(b), or which requires
                                   -------------------
the Company to register the sale of any shares of the Company's capital stock in the Registration Statement, or (iii) enter into any agreement that materially adversely affects the rights granted to the Holders.

         6. ANTI-DILUTION PROTECTION.
            ------------------------

                  6.1. Stock Dividends, Subdivisions and Combinations. If at
                       ----------------------------------------------
any time prior to the issuance of the Lenders' Equity, the Company:

                           (a) pays a dividend or other distribution on its
shares of Capital Stock in shares of Common Stock or any other class or series of Capital Stock,

                           (b) subdivides its outstanding Capital Stock into
a larger number of shares of Capital Stock, or

                           (c) combines its outstanding Capital Stock into a
smaller number of shares of Capital Stock,

         then the number of Shares issuable to the Purchasers pursuant to the Securities Purchase Agreement shall be adjusted so that the Purchasers shall thereafter be entitled to receive upon the issuance of the Lenders' Equity the kind and number of shares that the Purchasers would have owned or have been entitled to receive immediately after the record date or effective date of such subdivision or combination had the Lenders' Equity been issued immediately prior to such record date or effective date. Any adjustment made pursuant to this Section 6.1 shall become effective immediately after the
                 -----------
effective date of such event, but be retroactive to the record date, if any, for such event.

                  6.2. Issuance of Equity Rights; Distribution of Assets or
                       ----------------------------------------------------
Securities.
----------

                           (a) If at any time prior to the issuance of the
Lenders' Equity (if permissible under the Securities Purchase Agreement) the Company issues (with or without payment of any consideration) to all holders of outstanding shares of Capital Stock any Equity Rights, then the Company shall also distribute such Equity Rights to the Purchasers as if the Lenders' Equity had been issued immediately prior to the record date for such issuance. Any reduction by the Company in the exercise price of any existing

20-

Equity Rights shall be treated as a new issuance of Equity Rights and the provisions of this Section 6.2(a) shall apply.
                   --------------

                           (b) If at any time prior to the issuance of the
Lenders' Equity the Company makes a distribution (a "Distribution") to its
                                                     ------------
stockholders of any asset, including cash, or security (the total of the assets or securities so distributed, the "Distribution Amount") other than a
                                          -------------------
distribution referred to in Sections 6.1, 6.2(a), 6.4 or 6.5 then the
                            ------------  ------  ---    ---
Purchasers shall have the right to receive the portion of the Distribution Amount which a holder of the number of Shares of Lenders' Equity which are issuable to the Purchasers would have received as if such Purchaser had held such shares immediately prior to such Distribution. Upon the closing of the Distribution, the Company shall distribute such portion of the Distribution Amount to the Purchasers.

                  6.3. Certain Issuances of Equity Securities.
                       --------------------------------------

                           (a) If at any time after the date hereof, the
Company shall issue or sell (or, in accordance with Section 6.3(b), shall be
                                                    --------------
deemed to have issued or sold) any New Securities (as defined in Section
                                                                 -------
7.2) without consideration or for a consideration per share that is less
---
than the Fair Market Value per share (as defined below) as determined as of the date of such issuance or sale, then, immediately upon such issuance or sale, (i) if the Lenders' Equity has not been issued as of such date, then the number of Shares issuable to Purchasers pursuant to the Securities Purchase Agreement shall be increased so that the percentage ownership in the Company represented by the Shares immediately prior to such issuance (calculated on a Fully Diluted Basis) is the same immediately after such issuance, or (ii) if the Lenders' Equity has been issued as of such date, the Company shall issue a number of such additional New Securities to the Purchasers in an amount such that the percentage ownership in the Company held by each Purchaser immediately prior to such issuance (calculated on a Fully Diluted Basis) is the same immediately after such issuance.

                           (b) If the Company in any manner issues or grants
any Equity Rights and the price per share for which shares of Capital Stock are issuable upon the exercise of such Equity Rights or upon conversion or exchange of such Equity Rights is less than the Fair Market Value per share determined as of the date of such issuance or grant of such Equity Rights, then the total maximum number of shares of Capital Stock issuable upon the exercise of such Equity Rights (or upon conversion or exchange of the total maximum amount of securities issuable upon the exercise of such Equity Rights) shall be deemed to be outstanding and to have been issued and sold by the Company for such lower price per share. For purposes of this paragraph, the price per share for which shares of Capital Stock are issuable upon exercise of Equity Rights or upon conversion or exchange of securities issuable upon exercise of Equity Rights shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuing or granting of such Equity Rights, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Equity Rights, plus in the case of such Equity Rights which relate to convertible securities, the minimum aggregate amount of additional consideration, if any,

21-

payable to the Company upon the issuance or sale of such convertible securities and the conversion or exchange thereof, by (B) the total maximum number of shares issuable upon exercise of such Equity Rights or upon the conversion or exchange of all such securities issuable upon the exercise of such Equity Rights.

                  6.4. Reorganization, Reclassification, Merger,
                       -----------------------------------------
Consolidation or Disposition of Assets.
--------------------------------------

                           (a) If at any time prior to the issuance of the
Lenders' Equity, the Company reorganizes its capital, reclassifies its Capital Stock, consolidates, merges or combines with or into another Person (where the Company is not the surviving corporation or where there is any change whatsoever in, or distribution with respect to, the outstanding Capital Stock), or the Company sells, transfers or otherwise disposes of all or substantially all of its property, assets or business to another Person, other than in a transaction provided for in Sections 6.1, 6.2, 6.3, 6.5 or
                                            ------------  ---  ---  ---
6.6, and, pursuant to the terms of such reorganization, reclassification,
---
consolidation, merger, combination, sale, transfer or other disposition of assets, (i) equity securities of the successor or acquiring Person or of the Company (if it is the surviving corporation) or (ii) any cash, equity securities or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of shares of the successor or acquiring Person or the Company ("Other Property") are to be received by or distributed to the holders of
  --------------
Capital Stock who are holders immediately prior to such transaction, then the Purchasers shall have the right thereafter to receive the number of shares of Capital Stock, common stock of the successor or acquiring Person, and/or Other Property which a holder of the number of Shares which are issuable to the Purchasers immediately prior to such event would have owned or received immediately after and as a result of such event.

                           (b) In case of any such event, the successor or
acquiring Person (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of the Investment Documents to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as the Purchasers may approve in writing (and memorialized by resolutions of the Company Board) in order to provide for adjustments of any equity securities of such successor or acquiring Person for which the Lenders' Equity thus becomes issuable, which modifications shall be as equivalent as practicable to the adjustments provided for in this Section
                                                                  -------
6.4. For purposes of this Section 6, "common stock of the successor or
---                       ---------
acquiring Person" shall include stock or other equity securities, or securities that are exercisable or exchangeable for or convertible into equity securities, of such corporation, or other securities if such Person is not a corporation, of any class that is not preferred as to dividends or assets over any other class of stock of such corporation or Person and that is not subject to redemption and shall also include any evidences of indebtedness, equity securities or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 6.4
                             -----------

22-

shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers and other dispositions of assets.

                  6.5. Dissolution, Total Liquidation or Winding-Up. If at
                       --------------------------------------------
any time there is a voluntary or involuntary dissolution, total liquidation or winding-up of the Company, other than as contemplated by Section 6.4,
                                                            -----------
then the Company shall cause to be mailed (by registered or certified mail, return receipt requested, postage prepaid) to each Purchaser at such Purchaser's address as shown on the Company's books and records, at the earliest practicable time (and, in any event, not less than thirty (30)
                                                  ----
calendar days before any date set for definitive action) written notice of the date on which such dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the record holders of Shares shall be entitled to exchange their Shares for securities, money or other property deliverable upon such dissolution, liquidation or winding-up, as the case may be. On such date, each Purchaser shall be entitled to receive the cash or other property that such Purchaser would have been entitled to receive had the Lenders' Equity been issued immediately prior to such dissolution, liquidation or winding-up.

                  6.6. Other Dilutive Events. If any event occurs as to
                       ---------------------
which the other provisions of this Section 6 are not strictly applicable but
                                   ---------
as to which the failure to make any adjustment would not protect the Lenders' Equity in accordance with the intent and principles hereof, then, in each such case, the Purchasers may demand that the Company engage, and the Company shall engage within fifteen (15) days of such demand, an investment banking or accounting firm of recognized national standing which shall give its opinion as to the adjustment, if any, on a basis consistent with the intent and principles established herein, necessary to preserve the Lenders' Equity. Upon receipt of such opinion, the Company will mail (by registered or certified mail, return receipt requested, postage prepaid) a copy thereof to the Purchasers within three (3) Business Days and shall make the adjustments described therein. The fees and expenses of such investment banking or accounting firm shall be borne by the Company.

                  6.7. Other Provisions. The following provisions shall be
                       ----------------
applicable to the issuance provided for pursuant to this Section 6:
                                                         ---------

                           (a) Record Date. If the Company fixes a record
                               -----------
date of the Purchasers for the purpose of entitling them to (i) receive a dividend or other distribution payable in Capital Stock or in shares of any other class or series of capital stock or securities convertible into or exchangeable for Capital Stock or shares of any other class or series of capital stock or (ii) subscribe for or purchase Capital Stock or such other shares or securities, then all references in this Section 6 to the date of
                                                  ---------
the issuance or sale of such Capital Stock or such other shares or securities shall be deemed to be references to that record date.

                           (b) Notice of Issuances and Adjustments. Whenever
                               -----------------------------------
additional shares of Capital Stock shall be issued to the Purchasers, or an adjustment to the number of Shares shall be made, pursuant to this Section
                                                                   -------
6, the Company shall immediately, but
-

23-

in no event in more than two (2) Business Days, prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the issuance or adjustment and the method by which such issuance or adjustment was calculated, specifying the number of additional New Securities to be issued. The Company shall mail (by registered or certified mail, return receipt requested, postage prepaid) a signed copy of the certificate to be delivered to the Purchasers within three (3) Business Days of the event which caused the issuance or adjustment, together with the additional New Securities to be issued to such Purchaser, if applicable.

                           (c) Challenge to Good Faith Determination.
                               -------------------------------------
Whenever the Company Board is required to make a determination in good faith of the Fair Market Value per Share under this Section 6, such determination
                                              ---------
may be challenged or disputed by the Majority in Interest of the Purchasers. If such Purchasers wish to challenge or dispute any such Fair Market Value determination, it (or they) shall furnish written notice to the Company of its (or their) intention to challenge the same. If the Company and such Purchasers cannot resolve the dispute between or among themselves, then such dispute shall be submitted for final determination to an investment banking or accounting firm of recognized national standing pursuant to the valuation procedures set forth in clause (ii) under the definition of Fair Market Value. The Company shall bear the fees, costs and expenses incurred by the Company and the Purchasers in connection with any such dispute and determination, including, without limitation, fees and expenses of any investment banking, valuation or accounting firm(s) engaged by the Company or the Purchasers and of attorneys in connection with such dispute and determination.

                           (d) Definition of Fair Market Value. "Fair Market
                               -------------------------------
Value per share" means as of any specified date:

                                    (i) If the shares are publicly traded on
such date, the average of the daily market prices of the shares over the twenty (20) consecutive trading days immediately preceding (and not including) such date. The 'daily market price' for each such trading day shall be (i) the closing sales price on such day on the principal securities exchange on which the shares are then listed or admitted to trading or on Nasdaq, as applicable, (ii) if no sale takes place on such day on any such securities exchange or system, the average of the closing bid and asked prices, regular way, on such day for the shares as officially quoted on any such securities exchange or system, (iii) if the shares are not then listed or admitted to trading on any securities exchange or system, the last reported sale price, regular way, on such day for the shares, or if no sale takes place on such day, the average of the closing bid and asked prices for the shares on such day, as reported by Nasdaq or the National Quotation Bureau, and (iv) if the shares are not then listed or admitted to trading on any securities exchange and if no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, customarily published on each Business Day. If the daily market price cannot be determined for the twenty (20) consecutive trading days immediately preceding such date in the manner specified in the foregoing sentence, then the shares shall not be deemed to be publicly traded as of such date.

24-

                                    (ii) If the shares are not publicly
traded (or deemed not to be publicly traded) on such date, the fair market value per share as determined by an independent valuation of the Company, its Subsidiaries and their respective businesses conducted by an investment banking firm of recognized national standing selected by the mutual written agreement of the Company and the Purchasers; provided, however, that if the
                                             --------  -------
Company and the Purchasers are unable to mutually agree on any such investment banking firm within ten (10) days after the date upon which the right or obligation to select an investment banking firm arises, the Purchasers and the Company shall, within three (3) Business Days thereafter, select one investment banking firm, and the two (2) selected firms shall, within three (3) Business Days of their selection, select a third investment banking firm which shall make the relevant determination (which determination shall be final and binding) within ten (10) Business Days of the submission of this matter to such third firm; and provided further,
                                                      ----------------
however, that, in determining the fair market value per share, such
-------
investment banking firm shall not give effect or take into account any "minority discount", but shall value the Company and its Subsidiaries in their entirety on an enterprise basis using any variety of industry recognized valuation techniques commonly used to value businesses. The Company shall bear the fees, costs and expenses incurred by the Company and the Purchasers in connection with any such determination.

         7. PREEMPTIVE RIGHTS.
            -----------------

                  7.1. The Company hereby grants to each Purchaser the right to purchase up to such Purchaser's pro rata share of any New Securities (as such term is defined below) which the Company may from time to time propose to sell and issue, and the Company shall not issue or sell any New Securities without first complying with the provisions of this Section 7.
                                                               ---------
For purposes of this Section 7.1, each Purchaser's pro rata share shall be
                     -----------
equal to a percentage based on a fraction, (a) the numerator of which is equal to the number of Shares of the Company held by such Purchaser immediately prior to the issuance of the New Securities, and (b) the denominator of which is equal to the sum of the total number of shares of Common Stock outstanding immediately prior to the issuance of the New Securities.

                  7.2. The term "New Securities" shall mean any Capital
                                 --------------
Stock of the Company whether now authorized or not, and any Equity Rights of the Company, including the issuance of any treasury stock of the Company; provided, however, that the term New Securities does not include (i) any securities issued in a public offering of the securities of the Company or any successor entity of the Company, (ii) any securities issued pursuant to any option or other employee incentive or benefit plan in accordance with the terms of this Agreement, (iii) any securities issued upon exercise of the Stock Purchase Warrant dated June 15, 2004, granted by the Company to OCM Principal Opportunities Fund II, L.P., as in effect on the date hereof, or (iv) any securities issued upon conversion of the Company's Subordinated Convertible Debentures outstanding on the date hereof.

25-

                  7.3. If the Company proposes to undertake an issuance of New Securities, it shall give each Purchaser written notice (an "Issuance
                                                                 --------
Notice") of its intention, describing the number and type of New Securities,
------
and their proposed offer price and the general terms upon which the Company proposes to issue the same. Each Purchaser shall have thirty (30) days after its receipt of the Issuance Notice to agree to purchase up to its pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company (the "Acceptance Notice")
                                                         -----------------
and indicating therein the number of New Securities to be purchased. The Company shall, at the closing of the issuance of the New Securities, sell to each Purchaser such number of New Securities as such Purchaser shall have agreed to purchase in the Acceptance Notice.

         8. MISCELLANEOUS.
            -------------

                  8.1. Legends. The Company shall cause all certificates
                       -------
representing Capital Stock of the Company, now owned or held or hereafter acquired by the Jacobs Stockholders, to be stamped or endorsed thereon a legend substantially in the following form (in addition to any legends required under applicable state securities laws) or take such other actions (including without limitation placing such stop order with the Company's transfer agent) to effect the restrictions set forth herein with respect to such Capital Stock):

         THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF AN INVESTOR RIGHTS AGREEMENT DATED AS OF OCTOBER __, 2004, BY AND AMONG THE HOLDER, THE COMPANY AND CERTAIN OTHER PERSONS. COPIES OF SUCH AGREEMENT MAY BE OBTAINED FROM THE COMPANY UPON WRITTEN REQUEST.

                  8.2. Transfer Records. The Company shall make appropriate
                       ----------------
notations in its transfer records of the restrictions on transfer provided for in this Agreement and shall not record any transfers of Capital Stock held by the Jacobs Stockholders not made in strict compliance with the terms of this Agreement.

                  8.3. Successors and Assigns. The rights and obligations of
                       ----------------------
each Purchaser under this Agreement shall be freely assignable in connection with any transfer of all of the Shares. Any assignee of such rights shall be entitled to all of the corresponding benefits of this Agreement as if such assignee were an original party hereto. This Agreement shall be binding upon, and shall inure to the benefit of, each of the parties and their respective successors and permitted assigns. Notwithstanding the foregoing, no assignee of Shares who receives such Shares (i) in a broker's transaction (as defined in Rule 144(g) promulgated under the Securities Act of 1933, as amended), (ii) as a "market maker" (as defined in Section 3(a)(38) of the Securities Exchange Act of 1934, as amended), or (iii) in an underwritten public offering, or who acquires fewer than

26-

50,000 Shares from the Purchasers, will be entitled to such rights, obligations and benefits.

                  8.4. Entire Agreement. This Agreement and the other
                       ----------------
Investment Documents constitute the full and entire agreement and understanding among the parties with respect to the subject matter hereof and supersedes all prior oral and written, and all contemporaneous oral, agreements and understandings relating to the subject matter hereof.

                  8.5. Notices. All notices, requests, demands and other
                       -------
communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if transmitted by telecopier with receipt acknowledged by the recipient, or upon delivery, if delivered personally or by recognized commercial courier with receipt acknowledged, or upon receipt if mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                           If to LLCP, to:

                           Levine Leichtman Capital Partners, L.P.
                           c/o Levine Leichtman Capital Partners, Inc.
                           335 North Maple Drive, Suite 240
                           Beverly Hills, CA 90210
                           Attention: Arthur E. Levine, President
                           Telephone:   (310) 275-5335
                           Telecopier:  (310) 275-1441

                           with a copy to:

                           Bingham McCutchen LLP
                           150 Federal Street, Boston, MA 02110
                           Attention: Sula Fiszman, Esq.
                           Telephone:   (617) 951-8000
                           Telecopier:  (617) 951-8736

                           If to any of the other Purchasers, at the address set forth for such Purchaser in the Securities Purchase Agreement.

                           If to the Company or any Jacobs Stockholder, at:

                           Falcon Products, Inc.
                           9387 Dielman Industrial Drive
                           St. Louis, Missouri  63132
                           Attention: Anthony DeVasto
                           Telephone:   (314) 991-9200
                           Telecopier:  (314) 991-9295

27-

                           with a copy to:

                           Armstrong Teasdale LLP
                           One Metropolitan Square, Suite 2600
                           211 North Broadway
                           St. Louis, Missouri  63102
                           Attention: Kenneth F. Teasdale
                           Telephone:   (314) 621-5070
                           Telecopier:  (314) 621-5065

or at such other address or addresses as LLCP, such assignee, any Company Party or any Jacobs Stockholder, as the case may be, may specify by written notice given in accordance with this Section 8.5.
                                     -----------

                  8.6. Severability. In case any provision of this Agreement
                       ------------
shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  8.7. Counterparts. This Agreement may be executed in two
                       ------------
or more counterparts and by facsimile, each of which shall be an original, but all of which together shall constitute one instrument.

                  8.8. Descriptive Headings, Construction and
                       --------------------------------------
Interpretation. The descriptive headings of the several paragraphs of this
--------------
Agreement are for convenience of reference only and do not constitute a part of this Agreement and are not to be considered in construing or interpreting this Agreement. All section, preamble, recital and party references are to this Agreement unless otherwise stated. No party, nor its counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all provisions of this Agreement shall be construed in accordance with their fair meaning, and not strictly for or against any party.

                  8.9. Waivers and Amendments. Neither this Agreement nor
                       ----------------------
any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by all of the parties.

                  8.10. Remedies. In the event that any Purchaser, the
                        --------
Company, or any Jacobs Stockholder fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, any party hereto may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions. The parties hereto hereby agree that no party hereto shall be required or otherwise obligated to, and hereby waive any right to demand that any party hereto, post any performance or other bond in connection with the enforcement of its rights and remedies hereunder. The Company agrees to pay all fees, costs, and expenses, including, without limitation, fees and expenses of attorneys, accountants and other experts retained by the Purchasers, and all fees, costs and expenses of appeals, incurred or expended by the Purchasers in connection

28-

with the enforcement of this Agreement or the collection of any sums due hereunder, whether or not suit is commenced. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

                  8.11. Jacobs Stockholders.
                        -------------------

         (a) Representations. Each Jacobs Stockholder hereby represents and
             ---------------
warrants to the other parties hereto that:

                  (i) such Jacobs Stockholder has the sole power and authority to execute, deliver and perform his or her obligations under this Agreement, without obtaining the Consent of any other Person,

                  (ii) this Agreement has been duly executed and delivered by such Jacobs Stockholder and constitutes the legal, valid and binding obligation of such Jacobs Stockholder, enforceable against such Jacobs Stockholder in accordance with its terms,

                  (iii) the execution and delivery of this Agreement by such Jacobs Stockholder, and the performance by such Jacobs Stockholder of his or her obligations hereunder, does not and will not breach or violate any agreement, instrument or other document to which such Jacobs Stockholder is a party or to which such Jacobs Stockholder's assets are bound or any Applicable Laws,

                  (iv) such Jacobs Stockholder has carefully read this Agreement and has had sufficient time and opportunity to consider its terms and to obtain legal advice, if desired, and he fully understands the final and binding effect of this Agreement, and

                  (v) the Shares set forth opposite such Jacobs
Stockholder's name on Exhibit A attached hereto are owned of record or
                      ------- -
beneficially by such Jacobs Stockholder and constitute all of the securities of the Company owned of record or beneficially by such Jacobs Stockholder.

         (b) Spousal Consents. Each Jacobs Stockholder has delivered to LLCP
             ----------------
upon the execution of this Agreement, a Spousal Consent to this Agreement, in substantially the form of Exhibit B, duly executed by his or her spouse.
                             ------- -

                  8.12. Governing Law. IN ALL RESPECTS, INCLUDING ALL
                        -------------
MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

29-

                  8.13. Consent to Jurisdiction and Venue. THE COMPANY, EACH
                        ---------------------------------
JACOBS STOCKHOLDER AND EACH PURCHASER HEREBY CONSENTS AND AGREES THAT ALL ACTIONS, SUITS OR OTHER PROCEEDINGS ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INVESTMENT DOCUMENT SHALL BE TRIED AND LITIGATED IN STATE OR FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, IN THE STATE OF NEW YORK, WHICH COURTS SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY AND ALL CLAIMS, CONTROVERSIES AND DISPUTES ARISING OUT OF THIS AGREEMENT OR ANY OTHER MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED IN THIS SECTION 8.13 SHALL PRECLUDE THE PURCHASERS FROM BRINGING ANY ACTION,
        ------------
SUIT OR OTHER PROCEEDING IN THE COURTS OF ANY OTHER LOCATION WHERE THE COMPANY OR ANY OF ITS ASSETS MAY BE FOUND OR LOCATED OR TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE PURCHASERS.

         THE PARTIES HERETO HEREBY (A) IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, IN THE STATE OF NEW YORK AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION, SUIT OR OTHER PROCEEDING COMMENCED IN ANY SUCH COURT, (B) WAIVE ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR ANY OBJECTION THAT SUCH PERSON MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION OR IMPROPER VENUE AND (C) CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. THE PARTIES HERETO HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT OR OTHER PROCESS ISSUED IN ANY SUCH ACTION, SUIT OR OTHER PROCEEDING AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH IN SECTION 8.5 (NOTICES) AND THAT SERVICE SO MADE SHALL BE DEEMED
         -----------
COMPLETED UPON THE EARLIER OF SUCH PERSON'S ACTUAL RECEIPT THEREOF OR FIVE DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

         TO THE EXTENT PERMITTED UNDER THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE COMPANY AND EACH JACOBS STOCKHOLDER HEREBY EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH ACTION, SUIT OR OTHER PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS THAT NOW OR HEREAFTER, BY REASON OF SUCH PERSON'S PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

30-

                  8.14. Termination. Except as otherwise provided herein,
                        -----------
the rights granted to the Purchasers under this Agreement shall terminate at such time as the Purchasers no longer hold any Shares.

                  8.15. Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN
                        --------------------
CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE COMPANY AND THE HOLDER WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES HERETO DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, AND UNDERSTANDING THEY ARE WAIVING A CONSTITUTIONAL RIGHT, THE PARTIES HERETO (BY ACCEPTANCE HEREOF) WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS AGREEMENT OR THE TRANSACTIONS COMPLETED HEREBY.

          [The remainder of the page is intentionally left blank.]



31-


         IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

                                        PURCHASERS:
                                        ----------

                                        LEVINE LEICHTMAN CAPITAL
                                        PARTNERS, INC., a California
                                        corporation

                                        On behalf of LEVINE LEICHTMAN
                                        CAPITAL PARTNERS III, L.P., a
                                        California limited partnership

                                        By:
                                             ----------------------------------
                                             Steven Hartman
                                             Vice President






(Signature Page to Investor Rights Agreement)



                                        ORE HILL HUB FUND LTD

                                        By: Ore Hill Partners LLC
                                            Its: Investment Advisor

                                        By:
                                             ----------------------------------
                                             Frederick Wahl
                                             Managing Member






(Signature Page to Investor Rights Agreement)



                                        AIRLIE OPPORTUNITY MASTER FUND, LTD.

                                        By:
                                             ----------------------------------
                                             Jeremy Bloomer
                                             Managing Director





(Signature Page to Investor Rights Agreement)



                                        QVT FUND LP, by its general partner,
                                        QVT ASSOCIATES GP LLC

                                        By:
                                             ----------------------------------
                                             Kevin McGoey
                                             Authorized Signatory

                                        By:
                                             ----------------------------------
                                             Tracy Fu
                                             Managing Member





(Signature Page to Investor Rights Agreement)



                                        COMPANY:
                                        -------

                                        FALCON PRODUCTS, INC.


                                        By:
                                            -----------------------------------
                                            Chairman of the Board and
                                            Chief Executive Officer




(Signature Page to Investor Rights Agreement)

                                      JACOBS STOCKHOLDERS:
                                      -------------------




                                      ---------------------------
                                      FRANKLIN A. JACOBS



                                      ---------------------------
                                      MARYLEN MANN JACOBS



                                      ----------------------------------------
                                      FRANKLIN A. JACOBS, TRUSTEE OF THE JULIE
                                      DIANE JACOBS REVOCABLE TRUST U/T/A DATED
                                      09/09/1986




                                      -------------------------------------
                                      FRANKLIN A. JACOBS, TRUSTEE OF THE
                                      MICHAEL EDWARD JACOBS REVOCABLE TRUST
                                      U/T/A DATED 12/02/1988



                                      ---------------------------
                                      MICHAEL EDWARD JACOBS




(Signature Page to Investor Rights Agreement)

                                                                   EXHIBIT A
                                                                   ------- -

                                  Table of Owned Shares
                                  ---------------------

--------------------------------------------------------------------------------------------------

         JACOBS STOCKHOLDER                              NUMBER OF SHARES OF COMMON STOCK

--------------------------------------------------------------------------------------------------
Franklin A. Jacobs                                      1,887,384 shares

                                                        options for 120,000 shares
--------------------------------------------------------------------------------------------------
Marilyn Mann Jacobs                                     3,500 shares

--------------------------------------------------------------------------------------------------
Franklin A. Jacobs, Trustee of the Julie                55,006 shares
Diane Jacobs Revocable Trust u/t/a dated
09/09/1986

--------------------------------------------------------------------------------------------------
Franklin A. Jacobs, Trustee of the Michael              12,317 shares
Edward Jacobs Revocable Trust u/t/a dated
12/02/1988

--------------------------------------------------------------------------------------------------
Michael Edward Jacobs                                   117,833 shares

--------------------------------------------------------------------------------------------------




                                                                   EXHIBIT B
                                                                   ------- -

                                   FORM OF
                                   -------
                               SPOUSAL CONSENT
                               ---------------

         The undersigned is the spouse of ________________, one of the individuals who has executed, delivered and agreed to be bound by the above Investor Rights Agreement. The undersigned hereby acknowledges that he or she has read and understands the terms and other provisions of the Investor Rights Agreement. Further, the undersigned hereby consents to, approves of and agrees to be bound by the terms and other provisions of the Investor Rights Agreement for all purposes as if he or she were a party thereto, including, without limitation, in order to bind any community property interest she has or may have in any Co-Sale Shares owned by him or her and his or her spouse that is the subject of the Investor Rights Agreement.



                                       ---------------------------------------
                                       [Name]